Exhibit 99.3

Citizens Financial Group, Inc. Financial Supplement First Quarter 2017

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets and Annualized Yields	8

Segment Financial Highlights	10

Credit-Related Information:
Credit Exposure	20
Nonperforming Assets	21
Charge-offs, Recoveries and Related Ratios	22
Summary of Changes in the Allowances	24
Allowance Components	24

Capital and Ratios	25

Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations	26

The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the company’s website (www.citizensbank.com). The company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16		1Q16
						$	%	$	%
SELECTED OPERATING DATA
Total revenue	$1,384	$1,363	$1,380	$1,278	$1,234	$21	2%	$150	12%
Noninterest expense	854	847	867	827	811	7	1	43	5

Profit before provision for credit losses	530	516	513	451	423	14	3	107	25
Provision for credit losses	96	102	86	90	91	(6)	(6)	5	5
NET INCOME	320	282	297	243	223	38	13	97	43
Net income, adjusted[1]	320	282	278	243	223	38	13	97	43
Net income available to common stockholders	313	282	290	243	216	31	11	97	45
Net income available to common stockholders, adjusted[1]	313	282	271	243	216	31	11	97	45
PER COMMON SHARE DATA
Basic earnings	$0.61	$0.55	$0.56	$0.46	$0.41	$0.06	11%	$0.20	49%
Diluted earnings	0.61	0.55	0.56	0.46	0.41	0.06	11	0.20	49
Basic earnings, adjusted[1]	0.61	0.55	0.52	0.46	0.41	0.06	11	0.20	49
Diluted earnings, adjusted[1]	0.61	0.55	0.52	0.46	0.41	0.06	11	0.20	49
Cash dividends declared and paid per common share	0.14	0.12	0.12	0.12	0.10	0.02	17	0.04	40
Book value per common share	38.47	38.09	38.47	37.76	37.28	0.38	1	1.19	3
Tangible book value per common share	26.02	25.69	26.20	25.72	25.21	0.33	1	0.81	3
Dividend payout ratio	23%	22%	22%	26%	24%	100 bps		(100) bps
COMMON SHARES OUTSTANDING
Average: Basic	509,451,450	512,015,920	519,458,976	528,968,330	528,070,648	(2,564,470)	(1%)	(18,619,198)	(4%)
Diluted	511,348,200	513,897,085	521,122,466	530,365,203	530,446,188	(2,548,885)	–	(19,097,988)	(4)
Common shares at period-end	509,515,646	511,954,871	518,148,345	529,094,976	528,933,727	(2,439,225)	–	(19,418,081)	(4)
SHARE PRICE
High	$39.75	$36.56	$25.11	$24.24	$25.99	$3.19	9%	$13.76	53%
Low	32.99	24.22	18.58	18.34	18.04	8.77	36	14.95	83
Close	34.55	35.63	24.71	19.98	20.95	(1.08)	(3)	13.60	65
Market capitalization	17,604	18,241	12,803	10,571	11,081	(637)	(3)	6,523	59
SEGMENT NET INCOME
Consumer Banking	$95	$92	$92	$90	$71	$3	3%	$24	34%
Commercial Banking	180	172	162	164	133	8	5	47	35
Other	45	18	43	(11)	19	27	150	26	137

NET INCOME	$320	$282	$297	$243	$223	$38	13%	$97	43%

1 These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16		1Q16
						$/bps	%	$/bps	%
FINANCIAL RATIOS
Net interest margin	2.96%	2.90%	2.84%	2.84%	2.86%	6 bps		10 bps
Return on average common equity	6.52	5.70	5.82	4.94	4.45	82 bps		207 bps
Return on average common equity, adjusted[1]	6.52	5.70	5.44	4.94	4.45	82 bps		207 bps
Return on average tangible common equity	9.68	8.43	8.58	7.30	6.61	125 bps		307 bps
Return on average tangible common equity, adjusted[1]	9.68	8.43	8.02	7.30	6.61	125 bps		307 bps
Return on average total assets	0.87	0.76	0.82	0.69	0.65	11 bps		22 bps
Return on average total assets, adjusted[1]	0.87	0.76	0.77	0.69	0.65	11 bps		22 bps
Return on average total tangible assets	0.91	0.79	0.86	0.72	0.68	12 bps		23 bps
Return on average total tangible assets, adjusted[1]	0.91	0.79	0.80	0.72	0.68	12 bps		23 bps
Effective income tax rate	26.36	31.90	30.46	32.61	32.87	(554) bps		(651) bps
Efficiency ratio	61.68	62.18	62.88	64.71	65.66	(50) bps		(398) bps
Efficiency ratio, adjusted[1]	61.68	62.18	63.31	64.71	65.66	(50) bps		(398) bps
CAPITAL RATIOS - PERIOD END (PRELIMINARY)[2]
CET1 capital ratio	11.2%	11.2%	11.3%	11.5%	11.6%
Tier 1 capital ratio	11.4	11.4	11.5	11.7	11.9
Total capital ratio	14.0	14.0	14.2	14.9	15.1
Tier 1 leverage ratio	9.9	9.9	10.1	10.3	10.4
SELECTED BALANCE SHEET DATA (PERIOD END)
Total assets	$150,285	$149,520	$147,015	$145,183	$140,077	$765	1%	$10,208	7%
Loans and leases:
Commercial	51,892	51,651	50,389	49,557	47,972	241	–	3,920	8
Retail	56,219	56,018	55,078	53,994	53,019	201	–	3,200	6

Total loans and leases	108,111	107,669	105,467	103,551	100,991	442	–	7,120	7
Deposits	112,112	109,804	108,327	106,257	102,606	2,308	2	9,506	9
Long-term borrowed funds	11,780	12,790	11,902	11,810	10,035	(1,010)	(8)	1,745	17
Total stockholders’ equity	19,847	19,747	20,181	20,226	19,965	100	1	(118)	(1)
Loans-to-deposits ratio (period-end balances)[3]	97.03%	98.62%	97.85%	98.25%	99.16%	(159) bps		(213) bps
Loans-to-deposits ratio (average balances)[3]	98.81	98.14	98.06	99.52	98.66	67 bps		15 bps
Full-time equivalent colleagues	17,515	17,639	17,625	17,828	17,902	(124)	(1)	(387)	(2)

1 These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

2 Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components are prepared using the Basel III standardized transitional approach. Basel III ratios assume that certain definitions impacting qualifying Basel III capital will phase in through 2019.

3 Ratios include loans and leases held for sale.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in millions)

	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16		1Q16
						$	%	$	%
INTEREST INCOME:
Interest and fees on loans and leases	$992	$963	$926	$896	$868	$29	3%	$124	14%
Interest and fees on loans held for sale	4	5	4	3	3	(1)	(20)	1	33
Interest and fees on other loans held for sale	1	–	1	4	1	1	100	–	–
Investment securities	160	152	146	141	145	8	5	15	10
Interest-bearing deposits in banks	3	2	2	2	2	1	50	1	50

Total interest income	1,160	1,122	1,079	1,046	1,019	38	3	141	14

INTEREST EXPENSE:
Deposits	86	76	71	63	60	10	13	26	43
Federal funds purchased and securities sold under agreements to repurchase	1	–	1	–	1	1	100	–	–
Other short-term borrowed funds	8	7	10	12	11	1	14	(3)	(27)
Long-term borrowed funds	60	53	52	48	43	7	13	17	40

Total interest expense	155	136	134	123	115	19	14	40	35

Net interest income	1,005	986	945	923	904	19	2	101	11

NONINTEREST INCOME:
Service charges and fees	125	132	134	130	126	(7)	(5)	(1)	(1)
Card fees	60	50	52	51	50	10	20	10	20
Capital markets fees	48	37	36	38	25	11	30	23	92
Trust and investment services fees	39	34	37	38	37	5	15	2	5
Letter of credit and loan fees	29	29	28	28	27	–	–	2	7
Foreign exchange and interest rate products	27	31	28	26	18	(4)	(13)	9	50
Mortgage banking fees	23	36	33	25	18	(13)	(36)	5	28
Securities gains, net	4	3	–	4	9	1	33	(5)	(56)
Other income	24	25	87	15	20	(1)	(4)	4	20

Total noninterest income	379	377	435	355	330	2	1	49	15

TOTAL REVENUE	1,384	1,363	1,380	1,278	1,234	21	2	150	12
Provision for credit losses	96	102	86	90	91	(6)	(6)	5	5
NONINTEREST EXPENSE:
Salaries and employee benefits	444	420	432	432	425	24	6	19	4
Outside services	91	98	102	86	91	(7)	(7)	–	–
Occupancy	82	77	78	76	76	5	6	6	8
Equipment expense	67	69	65	64	65	(2)	(3)	2	3
Amortization of software	44	44	46	41	39	–	–	5	13
Other operating expense	126	139	144	128	115	(13)	(9)	11	10

Total noninterest expense	854	847	867	827	811	7	1	43	5

Income before income tax expense	434	414	427	361	332	20	5	102	31
Income tax expense	114	132	130	118	109	(18)	(14)	5	5

NET INCOME	$320	$282	$297	$243	$223	$38	13%	$97	43%

Net income, adjusted[1]	$320	$282	$278	$243	$223	$38	13%	$97	43%

Net income available to common stockholders	$313	$282	$290	$243	$216	$31	11%	$97	45%

Net income available to common stockholders, adjusted[1]	$313	$282	$271	$243	$216	$31	11%	$97	45%

1 These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)

PERIOD END BALANCES	AS OF					MARCH 31, 2017 CHANGE
	Mar 31, 2017	Dec 31, 2016	Sept 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2016		Mar 31, 2016
						$	%	$	%
ASSETS:
Cash and due from banks	$882	$955	$915	$976	$839	($73)	(8%)	$43	5%
Interest-bearing cash and due from banks	3,111	2,749	2,000	2,679	1,016	362	13	2,095	206
Interest-bearing deposits in banks	351	439	720	727	534	(88)	(20)	(183)	(34)
Securities available for sale, at fair value	19,964	19,501	19,425	18,479	17,964	463	2	2,000	11
Securities held to maturity	4,992	5,071	5,289	4,973	5,129	(79)	(2)	(137)	(3)
Other investment securities, at fair value	101	96	113	73	68	5	5	33	49
Other investment securities, at cost	939	942	877	873	896	(3)	–	43	5
Loans held for sale, at fair value	448	583	526	478	365	(135)	(23)	83	23
Other loans held for sale	221	42	–	372	386	179	NM	(165)	(43)
Loans and leases	108,111	107,669	105,467	103,551	100,991	442	–	7,120	7
Less: Allowance for loan and lease losses	(1,224)	(1,236)	(1,240)	(1,246)	(1,224)	12	1	–	–

Net loans and leases	106,887	106,433	104,227	102,305	99,767	454	–	7,120	7
Derivative assets[1]	357	627	1,102	1,312	1,068	(270)	(43)	(711)	(67)
Premises and equipment	582	601	540	551	570	(19)	(3)	12	2
Bank-owned life insurance	1,623	1,612	1,600	1,587	1,576	11	1	47	3
Goodwill	6,876	6,876	6,876	6,876	6,876	–	–	–	–
Due from broker	–	–	–	132	161	–	–	(161)	(100)
Other assets	2,951	2,993	2,805	2,790	2,862	(42)	(1)	89	3

TOTAL ASSETS	$150,285	$149,520	$147,015	$145,183	$140,077	$765	1%	$10,208	7%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Deposits:
Noninterest-bearing	$27,713	$28,472	$27,292	$27,108	$27,186	($759)	(3%)	$527	2%
Interest-bearing	84,399	81,332	81,035	79,149	75,420	3,067	4	8,979	12

Total deposits	112,112	109,804	108,327	106,257	102,606	2,308	2	9,506	9
Federal funds purchased and securities sold under agreements to repurchase	1,093	1,148	900	717	714	(55)	(5)	379	53
Other short-term borrowed funds	2,762	3,211	2,512	2,770	3,300	(449)	(14)	(538)	(16)
Derivative liabilities[1]	320	659	840	1,010	832	(339)	(51)	(512)	(62)
Deferred taxes, net	744	714	994	961	852	30	4	(108)	(13)
Long-term borrowed funds	11,780	12,790	11,902	11,810	10,035	(1,010)	(8)	1,745	17
Due to broker	–	–	–	86	276	–	–	(276)	(100)
Other liabilities	1,627	1,447	1,359	1,346	1,497	180	12	130	9

TOTAL LIABILITIES	130,438	129,773	126,834	124,957	120,112	665	1	10,326	9
STOCKHOLDERS’ EQUITY:
Preferred stock:
$25.00 par value, 100,000,000 shares authorized	247	247	247	247	247	–	–	–	–
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	–	–	–	–
Additional paid-in capital	18,751	18,722	18,740	18,735	18,730	29	–	21	–
Retained earnings	2,944	2,703	2,483	2,255	2,076	241	9	868	42
Treasury stock, at cost	(1,418)	(1,263)	(1,108)	(858)	(858)	(155)	(12)	(560)	(65)
Accumulated other comprehensive loss	(683)	(668)	(187)	(159)	(236)	(15)	(2)	(447)	(189)

TOTAL STOCKHOLDERS’ EQUITY	19,847	19,747	20,181	20,226	19,965	100	1	(118)	(1)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$150,285	$149,520	$147,015	$145,183	$140,077	$765	1%	$10,208	7%

Memo: Total tangible common equity	$13,258	$13,154	$13,576	$13,608	$13,333	$104	1%	($75)	(1%)

1 First quarter 2017 balances reflect reductions as a result of changes in the treatment of variation margin on centrally cleared derivatives.

LOANS AND DEPOSITS

(in millions)

PERIOD END BALANCES	AS OF					MARCH 31, 2017 CHANGE
	Mar 31, 2017	Dec 31, 2016	Sept 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2016		Mar 31, 2016
						$	%	$	%
LOANS AND LEASES:
Commercial	$37,369	$37,274	$36,449	$35,927	$34,671	$95	–%	$2,698	8%
Commercial real estate	10,915	10,624	10,152	9,825	9,406	291	3	1,509	16
Leases	3,608	3,753	3,788	3,805	3,895	(145)	(4)	(287)	(7)

Total commercial	51,892	51,651	50,389	49,557	47,972	241	–	3,920	8

Residential mortgages	15,389	15,115	14,602	13,855	13,345	274	2	2,044	15
Home equity loans	1,730	1,858	2,027	2,177	2,313	(128)	(7)	(583)	(25)
Home equity lines of credit	13,812	14,100	14,271	14,418	14,526	(288)	(2)	(714)	(5)
Home equity loans serviced by others[1]	698	750	796	860	930	(52)	(7)	(232)	(25)
Home equity lines of credit serviced by others[1]	201	219	238	273	339	(18)	(8)	(138)	(41)
Automobile	13,636	13,938	14,063	14,075	13,847	(302)	(2)	(211)	(2)
Education[2]	7,242	6,610	5,997	5,516	5,006	632	10	2,236	45
Credit card	1,650	1,691	1,644	1,613	1,581	(41)	(2)	69	4
Other retail	1,861	1,737	1,440	1,207	1,132	124	7	729	64

Total retail	56,219	56,018	55,078	53,994	53,019	201	–	3,200	6

Total loans and leases	$108,111	$107,669	$105,467	$103,551	$100,991	$442	–%	$7,120	7%

Loans held for sale	$448	$583	$526	$478	$365	($135)	(23%)	$83	23%
Other loans held for sale[3]	221	42	–	372	386	179	NM	(165)	(43)

Loans and loans held for sale	$108,780	$108,294	$105,993	$104,401	$101,742	$486	–%	$7,038	7%

DEPOSITS:
Demand	$27,713	$28,472	$27,292	$27,108	$27,186	($759)	(3%)	$527	2%
Checking with interest	21,913	20,714	20,573	19,838	18,706	1,199	6	3,207	17
Regular savings	9,441	8,964	8,797	8,841	8,748	477	5	693	8
Money market accounts	37,833	38,176	38,258	37,503	35,513	(343)	(1)	2,320	7
Term deposits	15,212	13,478	13,407	12,967	12,453	1,734	13	2,759	22

Total deposits	$112,112	$109,804	$108,327	$106,257	$102,606	$2,308	2%	$9,506	9%

1 Our Serviced by Others (“SBO”) portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During the first quarter of 2017 we changed the name of our student loan class to education.

3 During the third quarter of 2016 we sold a $310 million TDR loan portfolio, which was previously reported in other loans held for sale.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS

(in millions)

	QUARTERLY TRENDS
AVERAGE BALANCES						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16		1Q16
						$	%	$	%
ASSETS:
Interest-bearing cash and due from banks and deposits in banks	$1,965	$1,979	$2,121	$1,948	$1,675	($14)	(1%)	$290	17%

Taxable investment securities	25,789	25,680	24,961	24,050	23,864	109	–	1,925	8
Non-taxable investment securities	7	8	8	9	9	(1)	(13)	(2)	(22)

Total investment securities	25,796	25,688	24,969	24,059	23,873	108	–	1,923	8

Investment securities and interest-bearing deposits	27,761	27,667	27,090	26,007	25,548	94	–	2,213	9

Commercial	37,517	36,965	35,986	35,622	34,018	552	1	3,499	10
Commercial real estate	10,821	10,294	9,905	9,649	9,108	527	5	1,713	19
Leases	3,696	3,773	3,813	3,863	3,917	(77)	(2)	(221)	(6)

Total commercial	52,034	51,032	49,704	49,134	47,043	1,002	2	4,991	11

Residential mortgages	15,285	14,896	14,155	13,491	13,465	389	3	1,820	14
Home equity loans	1,793	1,934	2,088	2,231	2,471	(141)	(7)	(678)	(27)
Home equity lines of credit	13,955	14,188	14,314	14,477	14,632	(233)	(2)	(677)	(5)
Home equity loans serviced by others[1]	719	774	837	899	958	(55)	(7)	(239)	(25)
Home equity lines of credit serviced by others[1]	207	228	256	299	340	(21)	(9)	(133)	(39)
Automobile	13,772	13,994	14,053	13,972	13,792	(222)	(2)	(20)	–
Education[2]	6,837	6,215	5,750	5,407	4,852	622	10	1,985	41
Credit cards	1,665	1,654	1,623	1,600	1,601	11	1	64	4
Other retail	1,798	1,619	1,256	1,167	1,108	179	11	690	62

Total retail	56,031	55,502	54,332	53,543	53,219	529	1	2,812	5

Total loans and leases	108,065	106,534	104,036	102,677	100,262	1,531	1	7,803	8
Loans held for sale, at fair value	510	551	474	368	306	(41)	(7)	204	67
Other loans held for sale	74	6	69	440	49	68	NM	25	51

Interest-earning assets	136,410	134,758	131,669	129,492	126,165	1,652	1	10,245	8
Allowance for loan and lease losses	(1,235)	(1,234)	(1,243)	(1,219)	(1,212)	(1)	–	(23)	(2)
Goodwill	6,876	6,876	6,876	6,876	6,876	–	–	–	–
Other noninterest-earning assets	6,735	6,915	7,097	7,030	6,951	(180)	(3)	(216)	(3)

TOTAL ASSETS	$148,786	$147,315	$144,399	$142,179	$138,780	$1,471	1%	$10,006	7%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Checking with interest	$20,699	$20,268	$19,997	$19,003	$17,993	$431	2%	$2,706	15%
Money market accounts	37,874	38,397	37,597	36,187	36,225	(523)	(1)	1,649	5
Regular savings	9,110	8,826	8,779	8,762	8,394	284	3	716	9
Term deposits	14,173	13,191	12,806	12,581	12,199	982	7	1,974	16

Total interest-bearing deposits	81,856	80,682	79,179	76,533	74,811	1,174	1	7,045	9
Federal funds purchased and securities sold under agreements to repurchase[3]	882	1,024	910	974	881	(142)	(14)	1	–
Other short-term borrowed funds	2,963	3,428	2,564	3,743	3,098	(465)	(14)	(135)	(4)
Long-term borrowed funds	12,412	10,758	10,905	10,321	9,894	1,654	15	2,518	25

Total borrowed funds	16,257	15,210	14,379	15,038	13,873	1,047	7	2,384	17

Total interest-bearing liabilities	98,113	95,892	93,558	91,571	88,684	2,221	2	9,429	11
Total demand deposits	28,098	28,443	27,467	27,448	27,170	(345)	(1)	928	3
Other liabilities	2,868	3,088	3,317	3,145	3,112	(220)	(7)	(244)	(8)

TOTAL LIABILITIES	129,079	127,423	124,342	122,164	118,966	1,656	1	10,113	9

STOCKHOLDERS’ EQUITY	19,707	19,892	20,057	20,015	19,814	(185)	(1)	(107)	(1)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$148,786	$147,315	$144,399	$142,179	$138,780	$1,471	1%	$10,006	7%

Memo: Total average tangible common equity	$13,115	$13,291	$13,442	$13,386	$13,169	($176)	(1%)	($54)	–%

Total deposits (interest-bearing and demand)	$109,954	$109,125	$106,646	$103,981	$101,981	$829	1%	$7,973	8%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During the first quarter of 2017 we changed the name of our student loan class to education.

3 Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS, CONTINUED

(in millions, except rates)

	QUARTERLY TRENDS
AVERAGE ANNUALIZED YIELDS & RATES	1Q17		4Q16		3Q16		2Q16		1Q16
	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS:
Interest-bearing deposits in banks	0.63%	$3	0.43%	$2	0.41%	$2	0.39%	$2	0.42%	$2

Taxable investment securities	2.48	160	2.36	152	2.34	146	2.35	141	2.43	145
Non-taxable investment securities	2.60	–	2.60	–	2.60	–	2.60	–	2.60	–

Total investment securities	2.48	160	2.36	152	2.34	146	2.35	141	2.43	145

Investment securities and interest-bearing deposits		163		154		148		143		147

Commercial	3.33	312	3.22	304	3.14	290	3.09	278	3.08	264
Commercial real estate	3.21	87	2.98	78	2.82	71	2.74	67	2.69	62
Leases	2.47	23	2.32	22	2.43	23	2.45	24	2.44	24

Total commercial	3.24	422	3.11	404	3.02	384	2.97	369	2.95	350

Residential mortgages	3.55	136	3.46	129	3.59	127	3.61	122	3.76	126
Home equity loans	5.66	25	5.66	28	5.75	30	5.64	31	5.51	34
Home equity lines of credit	3.43	118	3.21	114	3.20	115	3.18	115	3.11	113
Home equity loans serviced by others[1]	7.02	13	7.18	13	7.24	16	7.11	16	6.94	17
Home equity lines of credit serviced by others[1]	3.75	2	3.17	2	2.47	2	2.02	1	2.19	2
Automobile	3.16	107	3.03	107	2.96	104	2.95	103	2.83	97
Education[2]	5.23	88	5.11	80	5.10	73	5.07	69	5.02	60
Credit cards	11.16	46	11.14	46	11.24	46	11.18	44	11.29	45
Other retail	7.94	35	9.70	40	9.39	29	8.94	26	8.66	24

Total retail	4.11	570	4.01	559	3.98	542	3.95	527	3.91	518

Total loans and leases	3.69	992	3.58	963	3.52	926	3.48	896	3.46	868
Loans held for sale	3.31	4	3.29	5	3.35	4	3.41	3	3.70	3
Other loans held for sale	6.62	1	6.24	–	6.41	1	4.00	4	6.64	1

Total interest-earning assets	3.42	1,160	3.30	1,122	3.25	1,079	3.22	1,046	3.23	1,019
INTEREST-BEARING LIABILITIES:
Checking with interest	0.26	13	0.21	10	0.20	9	0.16	8	0.14	7
Money market accounts	0.44	41	0.39	39	0.38	35	0.35	31	0.32	28
Regular savings	0.04	1	0.04	–	0.05	2	0.04	1	0.04	1
Term deposits	0.89	31	0.82	27	0.76	25	0.74	23	0.80	24

Total interest-bearing deposits	0.43	86	0.38	76	0.36	71	0.33	63	0.32	60
Federal funds purchased and securities sold under agreements to repurchase[3]	0.24	1	0.23	–	0.24	1	0.19	–	0.23	1
Other short-term borrowed funds	1.05	8	0.81	7	1.54	10	1.25	12	1.40	11
Long-term borrowed funds	1.94	60	1.94	53	1.89	52	1.87	48	1.75	43

Total borrowed funds	1.68	69	1.57	60	1.72	63	1.60	60	1.58	55

Total interest-bearing liabilities	0.64	155	0.57	136	0.57	134	0.54	123	0.52	115
INTEREST RATE SPREAD	2.78%		2.73%		2.68%		2.68%		2.71%
NET INTEREST MARGIN	2.96		2.90		2.84		2.84		2.86
Memo Total deposit costs	0.32	86	0.28	76	0.27	71	0.24	63	0.24	60

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During the first quarter of 2017 we changed the name of our student loan class to education.

3 Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING

(in millions, except ratio data)

	FIRST QUARTER 2017				FOURTH QUARTER 2016				CHANGE
									1Q17 from 4Q16
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps	%
Net interest income	$638	$346	$21	$1,005	$639	$347	$–	$986	$19	2%
Noninterest income	220	134	25	379	227	122	28	377	2	1

Total revenue	858	480	46	1,384	866	469	28	1,363	21	2
Noninterest expense	647	190	17	854	649	187	11	847	7	1

Profit before provision for credit losses	211	290	29	530	217	282	17	516	14	3
Provision for credit losses	64	19	13	96	74	20	8	102	(6)	(6)

Income before income tax expense (benefit)	147	271	16	434	143	262	9	414	20	5
Income tax expense (benefit)	52	91	(29)	114	51	90	(9)	132	(18)	(14)

Net income	$95	$180	$45	$320	$92	$172	$18	$282	$38	13%

Average Balances
Total assets	$58,660	$49,243	$40,883	$148,786	$58,066	$48,024	$41,225	$147,315	$1,471	1%
Total loans and leases[2]	57,309	48,154	3,186	108,649	56,711	47,010	3,370	107,091	1,558	1
Deposits	74,133	28,973	6,848	109,954	73,124	29,410	6,591	109,125	829	1
Interest-earning assets	57,361	48,283	30,766	136,410	56,764	47,070	30,924	134,758	1,652	1
Key Metrics
Net interest margin	4.51%	2.91%	NM	2.96%	4.47%	2.93%	NM	2.90%	6 bps
Efficiency ratio	75.41	39.80	NM	61.68	74.90	39.83	NM	62.18	(50) bps
Loans-to-deposits ratio (period-end balances)[2]	75.66	165.09	NM	97.03	77.33	166.25	NM	98.62	(159) bps
Loans-to-deposits ratio (average balances)[2]	77.31	166.20	NM	98.81	77.55	159.84	NM	98.14	67 bps
Return on average total tangible assets	0.66	1.48	NM	0.91	0.63	1.42	NM	0.79	12 bps
Return on average tangible common equity[3]	7.06	13.18	NM	9.68	6.97	12.94	NM	8.43	125 bps

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

2 Includes loans and leases held for sale.

3 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(in millions, except ratio data)

	FIRST QUARTER 2017				FIRST QUARTER 2016				CHANGE
									1Q17 from 1Q16
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps	%
Net interest income	$638	$346	$21	$1,005	$581	$300	$23	$904	$101	11%
Noninterest income	220	134	25	379	208	99	23	330	49	15

Total revenue	858	480	46	1,384	789	399	46	1,234	150	12
Noninterest expense	647	190	17	854	616	187	8	811	43	5

Profit before provision for credit losses	211	290	29	530	173	212	38	423	107	25
Provision for credit losses	64	19	13	96	63	9	19	91	5	5

Income before income tax expense (benefit)	147	271	16	434	110	203	19	332	102	31
Income tax expense (benefit)	52	91	(29)	114	39	70	–	109	5	5

Net income	$95	$180	$45	$320	$71	$133	$19	$223	$97	43%

Average Balances
Total assets	$58,660	$49,243	$40,883	$148,786	$55,116	$45,304	$38,360	$138,780	$10,006	7%
Total loans and leases[2]	57,309	48,154	3,186	108,649	53,744	43,899	2,974	100,617	8,032	8
Deposits	74,133	28,973	6,848	109,954	70,871	24,833	6,277	101,981	7,973	8
Interest-earning assets	57,361	48,283	30,766	136,410	53,793	43,987	28,385	126,165	10,245	8
Key Metrics
Net interest margin	4.51%	2.91%	NM	2.96%	4.35%	2.74%	NM	2.86%	10 bps
Efficiency ratio	75.41	39.80	NM	61.68	78.08	46.74	NM	65.66	(398) bps
Loans-to-deposits ratio (period-end balances)[2]	75.66	165.09	NM	97.03	74.74	185.13	NM	99.16	(213) bps
Loans-to-deposits ratio (average balances)[2]	77.31	166.20	NM	98.81	75.83	176.78	NM	98.66	15 bps
Return on average total tangible assets	0.66	1.48	NM	0.91	0.52	1.18	NM	0.68	23 bps
Return on average tangible common equity[3]	7.06	13.18	NM	9.68	5.59	11.19	NM	6.61	307 bps

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

2 Includes loans and leases held for sale.

3 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS
CONSUMER BANKING						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16		1Q16
						$	%	$	%
Net interest income	$638	$639	$621	$602	$581	($1)	–%	$57	10%
Noninterest income	220	227	229	219	208	(7)	(3)	12	6

Total revenue	858	866	850	821	789	(8)	(1)	69	9
Noninterest expense	647	649	650	632	616	(2)	–	31	5

Profit before provision for credit losses	211	217	200	189	173	(6)	(3)	38	22
Provision for credit losses	64	74	57	49	63	(10)	(14)	1	2

Income before income tax expense	147	143	143	140	110	4	3	37	34
Income tax expense	52	51	51	50	39	1	2	13	33

Net income	$95	$92	$92	$90	$71	$3	3%	$24	34%

Average Balances
Total assets	$58,660	$58,066	$56,689	$55,660	$55,116	$594	1%	$3,544	6%
Total loans and leases[1]	57,309	56,711	55,376	54,353	53,744	598	1	3,565	7
Deposits	74,133	73,124	72,141	71,863	70,871	1,009	1	3,262	5
Interest-earning assets	57,361	56,764	55,423	54,400	53,793	597	1	3,568	7
Key Metrics
Net interest margin	4.51%	4.47%	4.46%	4.45%	4.35%	4 bps		16 bps
Efficiency ratio	75.41	74.90	76.46	76.98	78.08	51 bps		(267) bps
Loans-to-deposits ratio (period-end balances)[1]	75.66	77.33	77.22	76.05	74.74	(167) bps		92 bps
Loans-to-deposits ratio (average balances)[1]	77.31	77.55	76.76	75.63	75.83	(24) bps		148 bps
Return on average total tangible assets	0.66	0.63	0.64	0.65	0.52	3 bps		14 bps
Return on average tangible common equity[2]	7.06	6.97	7.04	7.09	5.59	9 bps		147 bps

1 Includes loans and leases held for sale.

2 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS
COMMERCIAL BANKING						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16		1Q16
						$	%	$	%
Net interest income	$346	$347	$327	$314	$300	($1)	–%	$46	15%
Noninterest income	134	122	123	122	99	12	10	35	35

Total revenue	480	469	450	436	399	11	2	81	20
Noninterest expense	190	187	181	186	187	3	2	3	2

Profit before provision for credit losses	290	282	269	250	212	8	3	78	37
Provision for credit losses	19	20	19	(1)	9	(1)	(5)	10	111

Income before income tax expense	271	262	250	251	203	9	3	68	33
Income tax expense	91	90	88	87	70	1	1	21	30

Net income	$180	$172	$162	$164	$133	$8	5%	$47	35%

Average Balances
Total assets	$49,243	$48,024	$47,902	$47,388	$45,304	$1,219	3%	$3,939	9%
Total loans and leases[1]	48,154	47,010	46,611	46,073	43,899	1,144	2	4,255	10
Deposits	28,973	29,410	27,847	25,113	24,833	(437)	(1)	4,140	17
Interest-earning assets	48,283	47,070	46,666	46,170	43,987	1,213	3	4,296	10
Key Metrics
Net interest margin	2.91%	2.93%	2.79%	2.74%	2.74%	(2) bps		17 bps
Efficiency ratio	39.80	39.83	40.21	42.88	46.74	(3) bps		(694) bps
Loans-to-deposits ratio (period-end balances)[1]	165.09	166.25	161.45	172.65	185.13	(116) bps		(2,004) bps
Loans-to-deposits ratio (average balances)[1]	166.20	159.84	167.38	183.46	176.78	636 bps		(1,058) bps
Return on average total tangible assets	1.48	1.42	1.35	1.39	1.18	6 bps		30 bps
Return on average tangible common equity[2]	13.18	12.94	12.50	13.04	11.19	24 bps		199 bps

1 Includes loans and leases held for sale.

2 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER

(in millions)

	QUARTERLY TRENDS
OTHER[1]						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16		1Q16
						$	%	$	%
Net interest income	$21	$–	($3)	$7	$23	$21	100%	($2)	(9%)
Noninterest income	25	28	83	14	23	(3)	(11)	2	9

Total revenue	46	28	80	21	46	18	64	–	–
Noninterest expense	17	11	36	9	8	6	55	9	113

Profit before provision for credit losses	29	17	44	12	38	12	71	(9)	(24)
Provision for credit losses	13	8	10	42	19	5	63	(6)	(32)

Income (loss) before income tax expense (benefit)	16	9	34	(30)	19	7	78	(3)	(16)
Income tax expense (benefit)	(29)	(9)	(9)	(19)	–	(20)	(222)	(29)	(100)

Net income (loss)	$45	$18	$43	($11)	$19	$27	150%	$26	137%

Average Balances
Total assets	$40,883	$41,225	$39,808	$39,131	$38,360	($342)	(1%)	$2,523	7%
Total loans and leases	3,186	3,370	2,592	3,059	2,974	(184)	(5)	212	7
Deposits	6,848	6,591	6,658	7,005	6,277	257	4	571	9
Interest-earning assets	30,766	30,924	29,580	28,922	28,385	(158)	(1)	2,381	8

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATED

(in millions, except ratio data)

	QUARTERLY TRENDS
CONSOLIDATED						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16		1Q16
						$/bps	%	$/bps	%
Net interest income	$1,005	$986	$945	$923	$904	$19	2%	$101	11%
Noninterest income	379	377	435	355	330	2	1	49	15

Total revenue	1,384	1,363	1,380	1,278	1,234	21	2	150	12
Noninterest expense	854	847	867	827	811	7	1	43	5

Profit before provision for credit losses	530	516	513	451	423	14	3	107	25
Provision for credit losses	96	102	86	90	91	(6)	(6)	5	5

Income before income tax expense	434	414	427	361	332	20	5	102	31
Income tax expense	114	132	130	118	109	(18)	(14)	5	5

Net income	$320	$282	$297	$243	$223	$38	13%	$97	43%

Average Balances
Total assets	$148,786	$147,315	$144,399	$142,179	$138,780	$1,471	1%	$10,006	7%
Total loans and leases[1]	108,649	107,091	104,579	103,485	100,617	1,558	1	8,032	8
Deposits	109,954	109,125	106,646	103,981	101,981	829	1	7,973	8
Interest-earning assets	136,410	134,758	131,669	129,492	126,165	1,652	1	10,245	8
Key Metrics
Net interest margin	2.96%	2.90%	2.84%	2.84%	2.86%	6 bps		10 bps
Efficiency ratio	61.68	62.18	62.88	64.71	65.66	(50) bps		(398) bps
Loans-to-deposits ratio (period-end balances)[1]	97.03	98.62	97.85	98.25	99.16	(159) bps		(213) bps
Loans-to-deposits ratio (average balances)[1]	98.81	98.14	98.06	99.52	98.66	67 bps		15 bps
Return on average total tangible assets	0.91	0.79	0.86	0.72	0.68	12 bps		23 bps
Return on average tangible common equity	9.68	8.43	8.58	7.30	6.61	125 bps		307 bps

1 Includes loans and leases held for sale.

SEGMENT FINANCIAL HIGHLIGHTS

(in millions)

	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16		1Q16
						$	%	$	%
Net interest income:
Consumer Banking	$638	$639	$621	$602	$581	($1)	–%	$57	10%
Commercial Banking	346	347	327	314	300	(1)	–	46	15
Other	21	–	(3)	7	23	21	100	(2)	(9)

Net interest income	$1,005	$986	$945	$923	$904	$19	2%	$101	11%

Noninterest income:
Consumer Banking	$220	$227	$229	$219	$208	($7)	(3%)	$12	6%
Commercial Banking	134	122	123	122	99	12	10	35	35
Other	25	28	83	14	23	(3)	(11)	2	9

Noninterest income	$379	$377	$435	$355	$330	$2	1%	$49	15%

Total revenue:
Consumer Banking	$858	$866	$850	$821	$789	($8)	(1%)	$69	9%
Commercial Banking	480	469	450	436	399	11	2	81	20
Other	46	28	80	21	46	18	64	–	–

Total revenue	$1,384	$1,363	$1,380	$1,278	$1,234	$21	2%	$150	12%

Noninterest expense:
Consumer Banking	$647	$649	$650	$632	$616	($2)	–%	$31	5%
Commercial Banking	190	187	181	186	187	3	2	3	2
Other	17	11	36	9	8	6	55	9	113

Noninterest expense	$854	$847	$867	$827	$811	$7	1%	$43	5%

Profit before provision for credit losses:
Consumer Banking	$211	$217	$200	$189	$173	($6)	(3%)	$38	22%
Commercial Banking	290	282	269	250	212	8	3	78	37
Other	29	17	44	12	38	12	71	(9)	(24)

Profit before provision for credit losses	$530	$516	$513	$451	$423	$14	3%	$107	25%

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(in millions)

	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16		1Q16
						$	%	$	%
Provision for credit losses:
Consumer Banking	$64	$74	$57	$49	$63	($10)	(14)%	$1	2%
Commercial Banking	19	20	19	(1)	9	(1)	(5)	10	111
Other	13	8	10	42	19	5	63	(6)	(32)

Provision for credit losses	$96	$102	$86	$90	$91	($6)	(6)%	$5	5%

Income before income tax expense:
Consumer Banking	$147	$143	$143	$140	$110	$4	3%	$37	34%
Commercial Banking	271	262	250	251	203	9	3	68	33
Other	16	9	34	(30)	19	7	78	(3)	(16)

Income before income tax expense	$434	$414	$427	$361	$332	$20	5%	$102	31%

Income tax expense:
Consumer Banking	$52	$51	$51	$50	$39	$1	2%	$13	33%
Commercial Banking	91	90	88	87	70	1	1	21	30
Other	(29)	(9)	(9)	(19)	–	(20)	(222)	(29)	(100)

Income tax expense	$114	$132	$130	$118	$109	($18)	(14)%	$5	5%

Net income:
Consumer Banking	$95	$92	$92	$90	$71	$3	3%	$24	34%
Commercial Banking	180	172	162	164	133	8	5	47	35
Other	45	18	43	(11)	19	27	150	26	137

Net income	$320	$282	$297	$243	$223	$38	13%	$97	43%

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(in millions)

	QUARTERLY TRENDS
AVERAGE BALANCES						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16		1Q16
						$	%	$	%
Total assets:
Consumer Banking	$58,660	$58,066	$56,689	$55,660	$55,116	$594	1%	$3,544	6%
Commercial Banking	49,243	48,024	47,902	47,388	45,304	1,219	3	3,939	9
Other	40,883	41,225	39,808	39,131	38,360	(342)	(1)	2,523	7

Total Assets	$148,786	$147,315	$144,399	$142,179	$138,780	$1,471	1%	$10,006	7%

Loans and leases[1]:
Consumer Banking	$57,309	$56,711	$55,376	$54,353	$53,744	$598	1%	$3,565	7%
Commercial Banking	48,154	47,010	46,611	46,073	43,899	1,144	2	4,255	10
Other	3,186	3,370	2,592	3,059	2,974	(184)	(5)	212	7

Total loans and leases	$108,649	$107,091	$104,579	$103,485	$100,617	$1,558	1%	$8,032	8%

Deposits:
Consumer Banking	$74,133	$73,124	$72,141	$71,863	$70,871	$1,009	1%	$3,262	5%
Commercial Banking	28,973	29,410	27,847	25,113	24,833	(437)	(1)	4,140	17
Other	6,848	6,591	6,658	7,005	6,277	257	4	571	9

Total deposits	$109,954	$109,125	$106,646	$103,981	$101,981	$829	1%	$7,973	8%

Interest-earning assets:
Consumer Banking	$57,361	$56,764	$55,423	$54,400	$53,793	$597	1%	$3,568	7%
Commercial Banking	48,283	47,070	46,666	46,170	43,987	1,213	3	4,296	10
Other	30,766	30,924	29,580	28,922	28,385	(158)	(1)	2,381	8

Total interest-earning assets	$136,410	$134,758	$131,669	$129,492	$126,165	$1,652	1%	$10,245	8%

1 Includes loans and leases held for sale.

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

	QUARTERLY TRENDS
KEY METRICS						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16	1Q16
						bps	bps
Net Interest Margin (NIM)
Consumer Banking	4.51%	4.47%	4.46%	4.45%	4.35%	4	16
Commercial Banking	2.91	2.93	2.79	2.74	2.74	(2)	17
Other	NM	NM	NM	NM	NM	–	–
NIM	2.96	2.90	2.84	2.84	2.86	6	10
Efficiency Ratio
Consumer Banking	75.41%	74.90%	76.46%	76.98%	78.08%	51	(267)
Commercial Banking	39.80	39.83	40.21	42.88	46.74	(3)	(694)
Other	NM	NM	NM	NM	NM	–	–
Efficiency Ratio	61.68	62.18	62.88	64.71	65.66	(50)	(398)
Loans-to-Deposits Ratio (period-end balance) (LDR)[1]
Consumer Banking	75.66%	77.33%	77.22%	76.05%	74.74%	(167)	92
Commercial Banking	165.09	166.25	161.45	172.65	185.13	(116)	(2,004)
Other	NM	NM	NM	NM	NM	–	–
LDR	97.03	98.62	97.85	98.25	99.16	(159)	(213)
Loans-to-Deposits Ratio (average balance) (LDR)[1]
Consumer Banking	77.31%	77.55%	76.76%	75.63%	75.83%	(24)	148
Commercial Banking	166.20	159.84	167.38	183.46	176.78	636	(1,058)
Other	NM	NM	NM	NM	NM	–	–
LDR	98.81	98.14	98.06	99.52	98.66	67	15
Return on Average Tangible Assets (ROTA)
Consumer Banking	0.66%	0.63%	0.64%	0.65%	0.52%	3	14
Commercial Banking	1.48	1.42	1.35	1.39	1.18	6	30
Other	NM	NM	NM	NM	NM	–	–
ROTA	0.91	0.79	0.86	0.72	0.68	12	23
Return on Average Tangible Common Equity (ROTCE)[2]
Consumer Banking	7.06%	6.97%	7.04%	7.09%	5.59%	9	147
Commercial Banking	13.18	12.94	12.50	13.04	11.19	24	199
Other	NM	NM	NM	NM	NM	–	–
ROTCE	9.68	8.43	8.58	7.30	6.61	125	307

1 Includes loans and leases held for sale.

2 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

CREDIT-RELATED INFORMATION

(in millions)

	AS OF					MARCH 31, 2017 CHANGE
	Mar 31, 2017	Dec 31, 2016	Sept 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2016		Mar 31, 2016
						$	%	$	%
CREDIT EXPOSURE:
Commercial	$37,369	$37,274	$36,449	$35,927	$34,671	$95	–%	$2,698	8%
Commercial real estate	10,915	10,624	10,152	9,825	9,406	291	3	1,509	16
Leases	3,608	3,753	3,788	3,805	3,895	(145)	(4)	(287)	(7)

Total commercial	51,892	51,651	50,389	49,557	47,972	241	–	3,920	8
Residential mortgages	15,389	15,115	14,602	13,855	13,345	274	2	2,044	15
Home equity loans	1,730	1,858	2,027	2,177	2,313	(128)	(7)	(583)	(25)
Home equity lines of credit	13,812	14,100	14,271	14,418	14,526	(288)	(2)	(714)	(5)
Home equity loans serviced by others[1]	698	750	796	860	930	(52)	(7)	(232)	(25)
Home equity lines of credit serviced by others[1]	201	219	238	273	339	(18)	(8)	(138)	(41)
Automobile	13,636	13,938	14,063	14,075	13,847	(302)	(2)	(211)	(2)
Education[2]	7,242	6,610	5,997	5,516	5,006	632	10	2,236	45
Credit card	1,650	1,691	1,644	1,613	1,581	(41)	(2)	69	4
Other retail	1,861	1,737	1,440	1,207	1,132	124	7	729	64

Total retail	56,219	56,018	55,078	53,994	53,019	201	–	3,200	6

Total loans and leases	108,111	107,669	105,467	103,551	100,991	442	–	7,120	7

Derivative receivable - commercial[3]	346	621	1,084	1,297	1,057	(275)	(44)	(711)	(67)
Derivative receivable - retail	11	6	18	15	11	5	83	–	–

Total derivative receivable	357	627	1,102	1,312	1,068	(270)	(43)	(711)	(67)

Total credit-related assets	108,468	108,296	106,569	104,863	102,059	172	–	6,409	6

Undrawn commitments to extend credit - commercial	34,650	34,005	32,991	32,018	30,352	645	2	4,298	14
Financial standby letters of credit	1,912	1,892	1,980	1,946	1,921	20	1	(9)	–
Performance letters of credit	48	40	40	37	41	8	20	7	17
Commercial letters of credit	43	43	55	70	63	–	–	(20)	(32)
Marketing rights	44	44	44	46	47	–	–	(3)	(6)
Risk participation agreements	19	19	51	64	53	–	–	(34)	(64)

Total commercial lending-related arrangements	36,716	36,043	35,161	34,181	32,477	673	2	4,239	13
Undrawn commitments to extend credit - retail	28,160	26,867	27,134	26,604	26,637	1,293	5	1,523	6
Residential mortgage loans sold with recourse	8	8	9	9	10	–	–	(2)	(20)

Total retail lending-related arrangements	28,168	26,875	27,143	26,613	26,647	1,293	5	1,521	6

Total lending-related arrangements	64,884	62,918	62,304	60,794	59,124	1,966	3	5,760	10

Total credit exposure	$173,352	$171,214	$168,873	$165,657	$161,183	$2,138	1%	$12,169	8%

Memo: Total credit exposure by product category
Commercial exposure	$88,954	$88,315	$86,634	$85,035	$81,506	$639	1%	$7,448	9%
Retail exposure	84,398	82,899	82,239	80,622	79,677	1,499	2	4,721	6

Total credit exposure	$173,352	$171,214	$168,873	$165,657	$161,183	$2,138	1%	$12,169	8%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During the first quarter of 2017 we changed the name of our student loan class to education.

3 First quarter 2017 balance reflects a reduction as a result of changes in the treatment of variation margin on centrally cleared derivatives.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except ratio data)

	AS OF					MARCH 31, 2017 CHANGE
	Mar 31, 2017	Dec 31, 2016	Sept 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2016		Mar 31, 2016
						$/bps	%	$/bps	%
NONPERFORMING ASSETS:
Commercial	$367	$322	$334	$277	$284	$45	14%	$83	29%
Commercial real estate	46	50	62	70	86	(4)	(8)	(40)	(47)
Leases	–	15	–	–	–	(15)	(100)	–	–

Total commercial	413	387	396	347	370	26	7	43	12
Residential mortgages	142	144	170	174	174	(2)	(1)	(32)	(18)
Home equity loans	89	98	105	104	99	(9)	(9)	(10)	(10)
Home equity lines of credit	238	243	249	251	261	(5)	(2)	(23)	(9)
Home equity loans serviced by others[1]	29	32	32	33	37	(3)	(9)	(8)	(22)
Home equity lines of credit serviced by others[1]	30	33	42	38	38	(3)	(9)	(8)	(21)
Automobile	52	50	55	43	42	2	4	10	24
Education[2]	38	38	38	37	40	–	–	(2)	(5)
Credit card	16	16	16	14	16	–	–	–	–
Other retail	3	4	4	3	2	(1)	(25)	1	50

Total retail	637	658	711	697	709	(21)	(3)	(72)	(10)

Nonperforming loans and leases	1,050	1,045	1,107	1,044	1,079	5	–	(29)	(3)

Accruing loans past due 90 days or more not included above	$26	$26	$24	$26	$32	$–	–	($6)	(19)

Commercial	$–	$–	$–	$1	$1	$–	–%	($1)	(100%)
Retail	45	49	49	47	47	(4)	(8)	(2)	(4)

Other nonperforming assets	45	49	49	48	48	(4)	(8)	(3)	(6)

Nonperforming assets	$1,095	$1,094	$1,156	$1,092	$1,127	$1	–%	($32)	(3%)

NONPERFORMING ASSETS BY PRODUCT CATEGORY:
Commercial	$413	$387	$396	$348	$371	$26	7%	$42	11%
Retail	682	707	760	744	756	(25)	(4)	(74)	(10)

Nonperforming assets	$1,095	$1,094	$1,156	$1,092	$1,127	$1	–%	($32)	(3%)

ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.13%	1.15%	1.18%	1.20%	1.21%	(2) bps		(8) bps
Allowance for loan and lease losses to nonperforming loans and leases	116.60	118.32	112.03	119.27	113.43	(172) bps		317 bps
Nonperforming loans and leases to loans and leases	0.97	0.97	1.05	1.01	1.07	– bps		(10) bps
Nonperforming assets to total assets	0.73	0.73	0.79	0.75	0.80	– bps		(7) bps

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During the first quarter of 2017 we changed the name of our student loan class to education.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16		1Q16
						$	%	$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS:
Commercial	$20	$19	$20	$4	$13	$1	5%	$7	54%
Commercial real estate	4	1	10	3	–	3	NM	4	100
Leases	–	6	3	–	–	(6)	(100)	–	–

Total commercial	24	26	33	7	13	(2)	(8)	11	85
Residential mortgages	3	6	4	5	6	(3)	(50)	(3)	(50)
Home equity loans	2	3	7	3	3	(1)	(33)	(1)	(33)
Home equity lines of credit	10	10	9	11	13	–	–	(3)	(23)
Home equity loans serviced by others[1]	5	9	9	11	9	(4)	(44)	(4)	(44)
Home equity lines of credit serviced by others[1]	3	2	3	4	3	1	50	–	–
Automobile	44	50	39	32	39	(6)	(12)	5	13
Education[2]	13	16	11	14	11	(3)	(19)	2	18
Credit card	16	15	14	15	14	1	7	2	14
Other retail	13	15	16	11	15	(2)	(13)	(2)	(13)

Total retail	109	126	112	106	113	(17)	(13)	(4)	(4)

Total gross charge-offs	$133	$152	$145	$113	$126	($19)	(13%)	$7	6%

GROSS RECOVERIES:
Commercial	$5	$8	$5	$5	$3	($3)	(38%)	$2	67%
Commercial real estate	–	2	9	–	1	(2)	(100)	(1)	(100)
Leases	–	–	–	–	–	–	–	–	–

Total commercial	5	10	14	5	4	(5)	(50)	1	25
Residential mortgages	1	2	2	2	3	(1)	(50)	(2)	(67)
Home equity loans	3	3	10	3	2	–	–	1	50
Home equity lines of credit	4	4	7	4	3	–	–	1	33
Home equity loans serviced by others[1]	4	4	5	6	4	–	–	–	–
Home equity lines of credit serviced by others[1]	2	1	2	2	1	1	100	1	100
Automobile	18	16	15	17	17	2	13	1	6
Education[2]	4	2	3	3	3	2	100	1	33
Credit card	2	2	2	2	2	–	–	–	–
Other retail	3	4	2	4	4	(1)	(25)	(1)	(25)

Total retail	41	38	48	43	39	3	8	2	5

Total gross recoveries	$46	$48	$62	$48	$43	($2)	(4%)	$3	7%

NET CHARGE-OFFS (RECOVERIES):
Commercial	$15	$11	$15	($1)	$10	$4	36%	$5	50%
Commercial real estate	4	(1)	1	3	(1)	5	NM	5	NM
Leases	–	6	3	–	–	(6)	(100)	–	–

Total commercial	19	16	19	2	9	3	19	10	111
Residential mortgages	2	4	2	3	3	(2)	(50)	(1)	(33)
Home equity loans	(1)	–	(3)	–	1	(1)	100	(2)	(200)
Home equity lines of credit	6	6	2	7	10	–	–	(4)	(40)
Home equity loans serviced by others[1]	1	5	4	5	5	(4)	(80)	(4)	(80)
Home equity lines of credit serviced by others[1]	1	1	1	2	2	–	–	(1)	(50)
Automobile	26	34	24	15	22	(8)	(24)	4	18
Education[2]	9	14	8	11	8	(5)	(36)	1	13
Credit card	14	13	12	13	12	1	8	2	17
Other retail	10	11	14	7	11	(1)	(9)	(1)	(9)

Total retail	68	88	64	63	74	(20)	(23)	(6)	(8)

Total net charge-offs (recoveries)	$87	$104	$83	$65	$83	($17)	(16%)	$4	5%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During the first quarter of 2017 we changed the name of our student loan class to education.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except rates)

	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16		1Q16
						$/bps	%	$/bps	%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES

Commercial	0.17%	0.13%	0.16%	(0.01%)	0.12%	4 bps		5 bps

Commercial real estate	0.14	(0.08)	0.05	0.11	(0.01)	22 bps		15 bps

Leases	–	0.65	0.30	–	–	(65) bps		– bps

Total commercial	0.15	0.13	0.15	0.01	0.08	2 bps		7 bps

Residential mortgages	0.06	0.10	0.05	0.08	0.09	(4) bps		(3) bps

Home equity loans	(0.21)	(0.02)	(0.36)	0.01	0.06	(19) bps		(27) bps

Home equity lines of credit	0.17	0.19	0.07	0.19	0.26	(2) bps		(9) bps

Home equity loans serviced by others[1]	0.37	2.36	1.88	2.47	2.03	(199) bps		(166) bps

Home equity lines of credit serviced by others[1]	2.25	2.34	1.84	2.35	2.09	(9) bps		16 bps

Automobile	0.77	0.96	0.69	0.41	0.65	(19) bps		12 bps

Education[2]	0.55	0.86	0.59	0.83	0.64	(31) bps		(9) bps

Credit card	3.36	3.15	2.84	3.19	3.07	21 bps		29 bps

Other retail	2.30	2.61	3.74	3.00	4.18	(31) bps		(188) bps

Total retail	0.49	0.63	0.47	0.48	0.55	(14) bps		(6) bps

Total loans and leases	0.33%	0.39%	0.32%	0.25%	0.33%	(6) bps		– bps

Memo: Average loans:

Commercial	$37,517	$36,965	$35,986	$35,622	$34,018	$552	1%	$3,499	10%

Commercial real estate	10,821	10,294	9,905	9,649	9,108	527	5	1,713	19

Leases	3,696	3,773	3,813	3,863	3,917	(77)	(2)	(221)	(6)

Total commercial	52,034	51,032	49,704	49,134	47,043	1,002	2	4,991	11

Residential mortgages	15,285	14,896	14,155	13,491	13,465	389	3	1,820	14

Home equity loans	1,793	1,934	2,088	2,231	2,471	(141)	(7)	(678)	(27)

Home equity lines of credit	13,955	14,188	14,314	14,477	14,632	(233)	(2)	(677)	(5)

Home equity loans serviced by others[1]	719	774	837	899	958	(55)	(7)	(239)	(25)

Home equity lines of credit serviced by others[1]	207	228	256	299	340	(21)	(9)	(133)	(39)

Automobile	13,772	13,994	14,053	13,972	13,792	(222)	(2)	(20)	–

Education[2]	6,837	6,215	5,750	5,407	4,852	622	10	1,985	41

Credit card	1,665	1,654	1,623	1,600	1,601	11	1	64	4

Other retail	1,798	1,619	1,256	1,167	1,108	179	11	690	62

Total retail	56,031	55,502	54,332	53,543	53,219	529	1	2,812	5

Total loans and leases	$108,065	$106,534	$104,036	$102,677	$100,262	$1,531	1%	$7,803	8%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During the first quarter of 2017 we changed the name of our student loan class to education.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16		1Q16
						$	%	$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,236	$1,240	$1,246	$1,224	$1,216	($4)	–%	$20	2%
Charge-offs:
Commercial	24	26	33	7	13	(2)	(8)	11	85
Retail	109	126	112	106	113	(17)	(13)	(4)	(4)

Total charge-offs	133	152	145	113	126	(19)	(13)	7	6
Recoveries:
Commercial	5	10	14	5	4	(5)	(50)	1	25
Retail	41	38	48	43	39	3	8	2	5

Total recoveries	46	48	62	48	43	(2)	(4)	3	7

Net charge-offs	87	104	83	65	83	(17)	(16)	4	5
Provision for loan and lease losses:							–		–
Commercial	9	24	(2)	45	46	(15)	(63)	(37)	(80)
Retail	66	76	79	42	45	(10)	(13)	21	47

Total provision for loan and lease losses	75	100	77	87	91	(25)	(25)	(16)	(18)

Allowance for loan and lease losses - ending	$1,224	$1,236	$1,240	$1,246	$1,224	($12)	(1%)	$–	–%

Reserve for unfunded lending commitments - beginning	$72	$70	$61	$58	$58	$2	3%	$14	24%
Provision for unfunded lending commitments	21	2	9	3	–	19	NM	21	100

Reserve for unfunded lending commitments - ending	$93	$72	$70	$61	$58	$21	29%	$35	60%

Total allowance for credit losses - ending	$1,317	$1,308	$1,310	$1,307	$1,282	$9	1%	$35	3%

	AS OF
						MARCH 31, 2017 CHANGE
	Mar 31, 2017	Dec 31, 2016	Sept 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2016		Mar 31, 2016
						$	%	$	%
ALLOWANCE COMPONENTS
ALLOWANCE FOR CREDIT LOSSES
Individually evaluated	$64	$63	$55	$52	$42	$1	2%	$22	52%
Formula-based evaluation	682	672	670	685	649	10	1	33	5

Total commercial	746	735	725	737	691	11	1	55	8
Individually evaluated	45	43	78	79	82	2	5	(37)	(45)
Formula-based evaluation	526	530	507	491	509	(4)	(1)	17	3

Total retail	571	573	585	570	591	(2)	–	(20)	(3)

Total allowance for credit losses	$1,317	$1,308	$1,310	$1,307	$1,282	$9	1%	$35	3%

CAPITAL AND RATIOS

(in millions, except ratio data)

	AS OF
						MARCH 31, 2017 CHANGE
	Mar 31, 2017	Dec 31, 2016	Sept 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2016		Mar 31, 2016
						$	%	$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)[1]:
CET1 capital	$13,941	$13,822	$13,763	$13,768	$13,570	$119	1%	$371	3%
Tier 1 capital	14,188	14,069	14,010	14,015	13,817	119	1	371	3
Total capital	17,475	17,347	17,290	17,823	17,587	128	1	(112)	(1)
Risk-weighted assets	124,881	123,857	121,612	119,492	116,591	1,024	1	8,290	7
Adjusted average assets[2]	143,430	141,677	138,425	136,301	132,951	1,753	1	10,479	8
CET1 capital ratio	11.2%	11.2%	11.3%	11.5%	11.6%
Tier 1 capital ratio	11.4	11.4	11.5	11.7	11.9
Total capital ratio	14.0	14.0	14.2	14.9	15.1
Tier 1 leverage ratio	9.9	9.9	10.1	10.3	10.4
Pro forma Basel III fully phased-in common equity tier 1 capital ratio	11.1	11.1	11.3	11.5	11.6
TANGIBLE COMMON EQUITY (PERIOD-END):
Common stockholders’ equity	$19,600	$19,499	$19,934	$19,979	$19,718	$101	1%	($118)	(1%)
Less: Goodwill	6,876	6,876	6,876	6,876	6,876	–	–	–	–
Less: Other intangible assets	–	1	1	2	3	(1)	(100)	(3)	(100)
Add: Deferred tax liabilities[3]	534	532	519	507	494	2	–	40	8

Total tangible common equity	$13,258	$13,154	$13,576	$13,608	$13,333	$104	1%	($75)	(1%)

TANGIBLE COMMON EQUITY (AVERAGE):
Common stockholders’ equity	$19,460	$19,645	$19,810	$19,768	$19,567	($185)	–%	($107)	(1%)
Less: Goodwill	6,876	6,876	6,876	6,876	6,876	–	–	–	–
Less: Other intangible assets	–	1	1	2	3	(1)	(100)	(3)	(100)
Add: Deferred tax liabilities[3]	531	523	509	496	481	8	2	50	10

Total tangible common equity	$13,115	$13,291	$13,442	$13,386	$13,169	($176)	(1%)	($54)	–%

INTANGIBLE ASSETS (PERIOD-END):
Goodwill	$6,876	$6,876	$6,876	$6,876	$6,876	$–	–%	$–	–%
Other intangible assets	–	1	1	2	3	(1)	(100)	(3)	(100)

Total intangible assets	$6,876	$6,877	$6,877	$6,878	$6,879	($1)	–%	($3)	–%

1 Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components are prepared using the Basel III standardized transitional approach. Basel III ratios assume that certain definitions impacting qualifying Basel III capital will phase in through 2019.

2 Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangibles assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.

3 Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

(in millions, except share, per-share and ratio data)

Key Performance Metrics:

Our management team uses key performance metrics (KPMs) to gauge our performance and progress over time in achieving our strategic and operational goals and also in comparing our performance against our peers. We have established the following financial targets, in addition to others, as KPMs, which are utilized by our management in measuring our progress against financial goals and as a tool in helping assess performance for compensation purposes. These KPMs can largely be found in our periodic reports which are filed with the Securities and Exchange Commission, and are supplemented from time to time with additional information in connection with our quarterly earnings releases.

Our key performance metrics include:

Return on average tangible common equity (ROTCE);

Return on average total tangible assets (ROTA);

Efficiency ratio;

Operating leverage; and

Common equity tier 1 capital ratio (Basel III fully phased-in basis).

In establishing goals for these KPMs, we determined that they would be measured on a management-reporting basis, or an operating basis, which we refer to externally as “Adjusted” or “Underlying” results. We believe that these “Adjusted” or “Underlying” results provide the best representation of our financial progress toward these goals as they exclude items that our management does not consider indicative of our on-going financial performance. KPMs that contain “Adjusted” or “Underlying” results are considered non-GAAP financial measures.

Non-GAAP Financial Measures:

This document contains non-GAAP financial measures. The following tables present reconciliations of our non-GAAP measures. These reconciliations exclude “Adjusted” or “Underlying” items, which are included, where applicable, in the financial results presented in accordance with GAAP. “Adjusted” or “Underlying” items include certain items that may occur in a reporting period which management does not consider indicative of on-going financial performance.

The non-GAAP measures presented in the following tables include reconciliations to the most directly comparable GAAP measures and are: “noninterest income”, “total revenue”, “ noninterest expense”, “pre-provision profit”, “income before income tax expense”, “income tax expense”, “effective income tax rate”, “net income”, “net income available to common stockholders”, “other income”, “salaries and employee benefits”, “outside services”, “amortization of software expense”, “other operating expense”, “net income per average common share”, “return on average common equity” and “return on average total assets”.

We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe “Adjusted” or “Underlying” items in any period do not reflect the operational performance of the business in that period and, accordingly, it is useful to consider these line items with and without “Adjusted” or “Underlying” items. We believe this presentation also increases comparability of period-to-period results.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q17 Change
		1Q17	4Q16	3Q16	2Q16	1Q16	4Q16		1Q16
							$	%	$	%
Noninterest income, adjusted:
Noninterest income (GAAP)		$379	$377	$435	$355	$330	$2	1%	$49	15%
Less: Notable items		–	–	67	–	–	–	–	–	–

Noninterest income, adjusted (non-GAAP)		$379	$377	$368	$355	$330	$2	1%	$49	15%

Total revenue, adjusted:
Total revenue (GAAP)	A	$1,384	$1,363	$1,380	$1,278	$1,234	$21	2%	$150	12%
Less: Notable items		–	–	67	–	–	–	–	–	–

Total revenue, adjusted (non-GAAP)	B	$1,384	$1,363	$1,313	$1,278	$1,234	$21	2%	$150	12%

Noninterest expense, adjusted:
Noninterest expense (GAAP)	C	$854	$847	$867	$827	$811	$7	1%	$43	5%
Less: Notable items		–	–	36	–	–	–	–	–	–

Noninterest expense, adjusted (non-GAAP)	D	$854	$847	$831	$827	$811	$7	1%	$43	5%

Pre-provision profit:
Total revenue (GAAP)	A	$1,384	$1,363	$1,380	$1,278	$1,234	$21	2%	$150	12%
Noninterest expense (GAAP)	C	854	847	867	827	811	7	1	43	5

Pre-provision profit (GAAP)		$530	$516	$513	$451	$423	$14	3%	$107	25%

Pre-provision profit, adjusted:
Total revenue, adjusted (non-GAAP)	B	$1,384	$1,363	$1,313	$1,278	$1,234	$21	2%	$150	12%
Less: Noninterest expense, adjusted (non-GAAP)	D	854	847	831	827	811	7	1	43	5

Pre-provision profit, adjusted (non-GAAP)		$530	$516	$482	$451	$423	$14	3%	$107	25%

Income before income tax expense, adjusted:
Income before income tax expense (GAAP)		$434	$414	$427	$361	$332	$20	5%	$102	31%
Less: Income before income tax expense (benefit) related to notable items		–	–	31	–	–	–	–	–	–

Income before income tax expense, adjusted (non-GAAP)		$434	$414	$396	$361	$332	$20	5%	$102	31%

Income tax expense and effective income tax rate, adjusted:
Income tax expense (GAAP)		$114	$132	$130	$118	$109	($18)	(14%)	$5	5%
Less: Income tax expense (benefit) related to notable items		–	–	12	–	–	–	–	–	–

Income tax expense, adjusted (non-GAAP)		$114	$132	$118	$118	$109	($18)	(14%)	$5	5%

Net income, adjusted:
Net income (GAAP)	E	$320	$282	$297	$243	$223	$38	13%	$97	43%
Add: Notable items, net of income tax expense (benefit)		–	–	(19)	–	–	–	–	–	–

Net income, adjusted (non-GAAP)	F	$320	$282	$278	$243	$223	$38	13%	$97	43%

Net income available to common stockholders, adjusted:
Net income available to common stockholders (GAAP)	G	$313	$282	$290	$243	$216	$31	11%	$97	45%
Add: Notable items, net of income tax expense (benefit)		–	–	(19)	–	–	–	–	–	–

Net income available to common stockholders, adjusted (non-GAAP)	H	$313	$282	$271	$243	$216	$31	11%	$97	45%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q17 Change
		1Q17	4Q16	3Q16	2Q16	1Q16	4Q16		1Q16
							$/bps	%	$/bps	%
Operating leverage:
Total revenue (GAAP)	A	$1,384	$1,363	$1,380	$1,278	$1,234	$21	1.54%	$150	12.16%
Less: Noninterest expense (GAAP)	C	854	847	867	827	811	7	0.83	43	5.30

Operating leverage								0.71%		6.86%

Operating leverage, adjusted:
Total revenue, adjusted (non-GAAP)	B	$1,384	$1,363	$1,313	$1,278	$1,234	$21	1.54%	$150	12.16%
Less: Noninterest expense, adjusted (non-GAAP)	D	854	847	831	827	811	7	0.83	43	5.30

Operating leverage, adjusted (non-GAAP)								0.71%		6.86%

Efficiency ratio and efficiency ratio, adjusted:
Efficiency ratio	C/A	61.68%	62.18%	62.88%	64.71%	65.66%	(50) bps		(398) bps
Efficiency ratio, adjusted (non-GAAP)	D/B	61.68	62.18	63.31	64.71	65.66	(50) bps		(398) bps
Return on average common equity and return on average common equity, adjusted:
Average common equity (GAAP)	I	$19,460	$19,645	$19,810	$19,768	$19,567	($185)	(1%)	($107)	(1%)
Return on average common equity	G/I	6.52%	5.70%	5.82%	4.94%	4.45%	82 bps		207 bps
Return on average common equity, adjusted (non-GAAP)	H/I	6.52	5.70	5.44	4.94	4.45	82 bps		207 bps
Return on average tangible common equity and return on average tangible common equity, adjusted:
Average common equity (GAAP)	I	$19,460	$19,645	$19,810	$19,768	$19,567	($185)	(1%)	($107)	(1%)
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	–	–	–	–
Less: Average other intangibles (GAAP)		–	1	1	2	3	(1)	(100)	(3)	(100)
Add: Average deferred tax liabilities related to goodwill (GAAP)		531	523	509	496	481	8	2	50	10

Average tangible common equity	J	$13,115	$13,291	$13,442	$13,386	$13,169	($176)	(1%)	($54)	–%

Return on average tangible common equity	G/J	9.68%	8.43%	8.58%	7.30%	6.61%	125 bps		307 bps
Return on average tangible common equity, adjusted (non-GAAP)	H/J	9.68	8.43	8.02	7.30	6.61	125 bps		307 bps
Return on average total assets and return on average total assets, adjusted:
Average total assets (GAAP)	K	$148,786	$147,315	$144,399	$142,179	$138,780	$1,471	1%	$10,006	7%
Return on average total assets	E/K	0.87%	0.76%	0.82%	0.69%	0.65%	11 bps		22 bps
Return on average total assets, adjusted (non-GAAP)	F/K	0.87	0.76	0.77	0.69	0.65	11 bps		22 bps
Return on average total tangible assets and return on average total tangible assets, adjusted:
Average total assets (GAAP)	K	$148,786	$147,315	$144,399	$142,179	$138,780	$1,471	1%	$10,006	7%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	–	–	–	–
Less: Average other intangibles (GAAP)		–	1	1	2	3	(1)	(100)	(3)	(100)
Add: Average deferred tax liabilities related to goodwill (GAAP)		531	523	509	496	481	8	2	50	10

Average tangible assets	L	$142,441	$140,961	$138,031	$135,797	$132,382	$1,480	1%	$10,059	8%

Return on average total tangible assets	E/L	0.91%	0.79%	0.86%	0.72%	0.68%	12 bps		23 bps
Return on average total tangible assets, adjusted (non-GAAP)	F/L	0.91	0.79	0.80	0.72	0.68	12 bps		23 bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q17 Change
		1Q17	4Q16	3Q16	2Q16	1Q16	4Q16		1Q16
							$/bps	%	$/bps	%
Tangible book value per common share:
Common shares - at end of period (GAAP)	M	509,515,646	511,954,871	518,148,345	529,094,976	528,933,727	(2,439,225)	–%	(19,418,081)	(4%)
Common stockholders’ equity (GAAP)		$19,600	$19,499	$19,934	$19,979	$19,718	$101	1	($118)	(1)
Less: Goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	–	–	–	–
Less: Other intangible assets (GAAP)		–	1	1	2	3	(1)	(100)	(3)	(100)
Add: Deferred tax liabilities related to goodwill (GAAP)		534	532	519	507	494	2	–	40	8

Tangible common equity	N	$13,258	$13,154	$13,576	$13,608	$13,333	$104	1%	($75)	(1%)

Tangible book value per common share	N/M	$26.02	$25.69	$26.20	$25.72	$25.21	$0.33	1%	$0.81	3%
Net income per average common share - basic and diluted, adjusted:
Average common shares outstanding - basic (GAAP)	O	509,451,450	512,015,920	519,458,976	528,968,330	528,070,648	(2,564,470)	(1%)	(18,619,198)	(4%)
Average common shares outstanding - diluted (GAAP)	P	511,348,200	513,897,085	521,122,466	530,365,203	530,446,188	(2,548,885)	–	(19,097,988)	(4)
Net income available to common stockholders (GAAP)	G	$313	$282	$290	$243	$216	$31	11	$97	45
Net income per average common share - basic (GAAP)	G/O	0.61	0.55	0.56	0.46	0.41	0.06	11	0.20	49
Net income per average common share - diluted (GAAP)	G/P	0.61	0.55	0.56	0.46	0.41	0.06	11	0.20	49
Net income available to common stockholders, adjusted (non-GAAP)	H	313	282	271	243	216	31	11	97	45
Net income per average common share - basic, adjusted (non-GAAP)	H/O	0.61	0.55	0.52	0.46	0.41	0.06	11	0.20	49
Net income per average common share - diluted, adjusted (non-GAAP)	H/P	0.61	0.55	0.52	0.46	0.41	0.06	11	0.20	49
Pro forma Basel III fully phased-in common equity tier 1 capital ratio[1]:
Common equity tier 1 capital (regulatory)		$13,941	$13,822	$13,763	$13,768	$13,570
Less: Change in DTA and other threshold deductions (GAAP)		–	–	–	1	1

Pro forma Basel III fully phased-in common equity tier 1 capital	Q	$13,941	$13,822	$13,763	$13,767	$13,569

Risk-weighted assets (regulatory general risk weight approach)		$124,881	$123,857	$121,612	$119,492	$116,591
Add: Net change in credit and other risk-weighted assets (regulatory)		247	244	228	228	232

Pro forma Basel III standardized approach risk-weighted assets	R	$125,128	$124,101	$121,840	$119,720	$116,823

Pro forma Basel III fully phased-in common equity tier 1 capital ratio[1]	Q/R	11.1%	11.1%	11.3%	11.5%	11.6%

1 Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16		1Q16
						$	%	$	%
Other income, adjusted
Other income (GAAP)	$24	$25	$87	$15	$20	($1)	(4%)	$4	20%
Less: Notable items	–	–	67	–	–	–	–	–	–

Other income, adjusted (non-GAAP)	$24	$25	$20	$15	$20	($1)	(4%)	$4	20%

Salaries and employee benefits, adjusted:
Salaries and employee benefits (GAAP)	$444	$420	$432	$432	$425	$24	6%	$19	4%
Less: Notable items	–	–	11	–	–	–	–	–	–

Salaries and employee benefits, adjusted (non-GAAP)	$444	$420	$421	$432	$425	$24	6%	$19	4%

Outside services, adjusted:
Outside services (GAAP)	$91	$98	$102	$86	$91	($7)	(7%)	$–	–%
Less: Notable items	–	–	8	–	–	–	–	–	–

Outside services, adjusted (non-GAAP)	$91	$98	$94	$86	$91	($7)	(7%)	$–	–%

Occupancy, adjusted:
Occupancy (GAAP)	$82	$77	$78	$76	$76	$5	6%	$6	8%
Less: Notable items	–	–	–	–	–	–	–	–	–

Occupancy, adjusted (non-GAAP)	$82	$77	$78	$76	$76	$5	6%	$6	8%

Equipment expense, adjusted:
Equipment expense (GAAP)	$67	$69	$65	$64	$65	($2)	(3%)	$2	3%
Less: Notable items	–	–	–	–	–	–	–	–	–

Equipment expense, adjusted (non-GAAP)	$67	$69	$65	$64	$65	($2)	(3%)	$2	3%

Amortization of software, adjusted:
Amortization of software (GAAP)	$44	$44	$46	$41	$39	$–	–%	$5	13%
Less: Notable items	–	–	3	–	–	–	–	–	–

Amortization of software, adjusted (non-GAAP)	$44	$44	$43	$41	$39	$–	–%	$5	13%

Other operating expense, adjusted:
Other operating expense (GAAP)	$126	$139	$144	$128	$115	($13)	(9%)	$11	10%
Less: Notable items	–	–	14	–	–	–	–	–	–

Other operating expense, adjusted (non-GAAP)	$126	$139	$130	$128	$115	($13)	(9%)	$11	10%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS

(in millions, except ratio data)

		THREE MONTHS ENDED MAR 31,				THREE MONTHS ENDED DEC 31,
		2017				2016
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)	A	$95	$180	$45	$320	$92	$172	$18	$282
Less: Preferred stock dividends		–	–	7	7	–	–	–	–

Net income available to common stockholders	B	$95	$180	$38	$313	$92	$172	$18	$282

Return on average tangible common equity:
Average common equity (GAAP)		$5,460	$5,528	$8,472	$19,460	$5,275	$5,278	$9,092	$19,645
Less: Average goodwill (GAAP)		–	–	6,876	6,876	–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	–	–	–	–	1	1
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	531	531	–	–	523	523

Average tangible common equity	C	$5,460	$5,528	$2,127	$13,115	$5,275	$5,278	$2,738	$13,291

Return on average tangible common equity	B/C	7.06%	13.18%	NM	9.68%	6.97%	12.94%	NM	8.43%
Return on average total tangible assets:
Average total assets (GAAP)		$58,660	$49,243	$40,883	$148,786	$58,066	$48,024	$41,225	$147,315
Less: Average goodwill (GAAP)		–	–	6,876	6,876	–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	–	–	–	–	1	1
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	531	531	–	–	523	523

Average tangible assets	D	$58,660	$49,243	$34,538	$142,441	$58,066	$48,024	$34,871	$140,961

Return on average total tangible assets	A/D	0.66%	1.48%	NM	0.91%	0.63%	1.42%	NM	0.79%
Efficiency ratio:
Noninterest expense (GAAP)	E	$647	$190	$17	$854	$649	$187	$11	$847
Net interest income (GAAP)		638	346	21	1,005	639	347	–	986
Noninterest income (GAAP)		220	134	25	379	227	122	28	377

Total revenue (GAAP)	F	$858	$480	$46	$1,384	$866	$469	$28	$1,363

Efficiency ratio	E/F	75.41%	39.80%	NM	61.68%	74.90%	39.83%	NM	62.18%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(in millions, except ratio data)

		THREE MONTHS ENDED SEPT 30,				THREE MONTHS ENDED JUNE 30,
		2016				2016
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)	A	$92	$162	$43	$297	$90	$164	($11)	$243
Less: Preferred stock dividends		–	–	7	7	–	–	–	–

Net income available to common stockholders	B	$92	$162	$36	$290	$90	$164	($11)	$243

Return on average tangible common equity:
Average common equity (GAAP)		$5,190	$5,172	$9,448	$19,810	$5,110	$5,040	$9,618	$19,768
Less: Average goodwill (GAAP)		–	–	6,876	6,876	–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	1	1	–	–	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	509	509	–	–	496	496

Average tangible common equity	C	$5,190	$5,172	$3,080	$13,442	$5,110	$5,040	$3,236	$13,386

Return on average tangible common equity	B/C	7.04%	12.50%	NM	8.58%	7.09%	13.04%	NM	7.30%
Return on average total tangible assets:
Average total assets (GAAP)		$56,689	$47,902	$39,808	$144,399	$55,660	$47,388	$39,131	$142,179
Less: Average goodwill (GAAP)		–	–	6,876	6,876	–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	1	1	–	–	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	509	509	–	–	496	496

Average tangible assets	D	$56,689	$47,902	$33,440	$138,031	$55,660	$47,388	$32,749	$135,797

Return on average total tangible assets	A/D	0.64%	1.35%	NM	0.86%	0.65%	1.39%	NM	0.72%
Efficiency ratio:
Noninterest expense (GAAP)	E	$650	$181	$36	$867	$632	$186	$9	$827
Net interest income (GAAP)		621	327	(3)	945	602	314	7	923
Noninterest income (GAAP)		229	123	83	435	219	122	14	355

Total revenue (GAAP)	F	$850	$450	$80	$1,380	$821	$436	$21	$1,278

Efficiency ratio	E/F	76.46%	40.21%	NM	62.88%	76.98%	42.88%	NM	64.71%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(in millions, except ratio data)

		THREE MONTHS ENDED MAR 31,
		2016
		Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)	A	$71	$133	$19	$223
Less: Preferred stock dividends		–	–	7	7

Net income available to common stockholders	B	$71	$133	$12	$216

Return on average tangible common equity:
Average common equity (GAAP)		$5,089	$4,790	$9,688	$19,567
Less: Average goodwill (GAAP)		–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	3	3
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	481	481

Average tangible common equity	C	$5,089	$4,790	$3,290	$13,169

Return on average tangible common equity	B/C	5.59%	11.19%	NM	6.61%
Return on average total tangible assets:
Average total assets (GAAP)		$55,116	$45,304	$38,360	$138,780
Less: Average goodwill (GAAP)		–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	3	3
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	481	481

Average tangible assets	D	$55,116	$45,304	$31,962	$132,382

Return on average total tangible assets	A/D	0.52%	1.18%	NM	0.68%
Efficiency ratio:
Noninterest expense (GAAP)	E	$616	$187	$8	$811
Net interest income (GAAP)		581	300	23	904
Noninterest income (GAAP)		208	99	23	330

Total revenue (GAAP)	F	$789	$399	$46	$1,234

Efficiency ratio	E/F	78.08%	46.74%	NM	65.66%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
					1Q17 Change
		1Q17	4Q16	1Q16	4Q16		1Q16
					$/bps	%	$/bps	%
Income before income tax expense (GAAP)	A	$434	$414	$332	$20	5%	$102	31%
Income tax expense and effective income tax rate, underlying:
Income tax expense (GAAP)	B	$114	$132	$109	($18)	(14%)	$5	5%
Less: Settlement of certain state tax matters		(23)	–	–	(23)	100	(23)	100

Income tax expense, underlying	C	$137	$132	$109	$5	4%	$28	26%

Effective income tax rate (GAAP)	B/A	26.36%	31.90%	32.87%	(554) bps		(651) bps
Effective income tax rate, underlying	C/A	31.56	31.90	32.87	(34) bps		(131) bps
Net income, underlying:
Net income (GAAP)	D	$320	$282	$223	$38	13%	$97	43%
Less: Settlement of certain state tax matters		23	–	–	23	100	23	100

Net income, underlying	E	$297	$282	$223	$15	5%	$74	33%

Net income available to common stockholders, underlying:
Net income available to common stockholders (GAAP)	F	$313	$282	$216	$31	11%	$97	45%
Less: Settlement of certain state tax matters		23	–	–	23	100	23	100

Net income available to common stockholders, underlying	G	$290	$282	$216	$8	3%	$74	34%

Return on average common equity and return on average common equity, underlying:
Average common equity (GAAP)	H	$19,460	$19,645	$19,567	($185)	(1%)	($107)	(1%)
Return on average common equity	F/H	6.52%	5.70%	4.45%	82 bps		207 bps
Return on average common equity, underlying	G/H	6.05%	5.70%	4.45%	35 bps		160 bps
Return on average tangible common equity and return on average tangible common equity, underlying:
Average common equity (GAAP)	H	$19,460	$19,645	$19,567	($185)	(1%)	($107)	(1%)
Less: Average goodwill (GAAP)		6,876	6,876	6,876	–	–	–	–
Less: Average other intangibles (GAAP)		–	1	3	(1)	(100)	(3)	(100)
Add: Average deferred tax liabilities related to goodwill (GAAP)		531	523	481	8	2	50	10

Average tangible common equity	I	$13,115	$13,291	$13,169	($176)	(1%)	($54)	–%

Return on average tangible common equity	F/I	9.68%	8.43%	6.61%	125 bps		307 bps
Return on average tangible common equity, underlying	G/I	8.98	8.43	6.61	55 bps		237 bps
Return on average total assets and return on average total assets, underlying:
Average total assets (GAAP)	J	$148,786	$147,315	$138,780	$1,471	1%	$10,006	7%
Return on average total assets	D/J	0.87%	0.76%	0.65%	11 bps		22 bps
Return on average total assets, underlying	E/J	0.81	0.76	0.65	5 bps		16 bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
					1Q17 Change
		1Q17	4Q16	1Q16	4Q16		1Q16
					$/bps	%	$/bps	%
Return on average total tangible assets and return on average total tangible assets, underlying:
Average total assets (GAAP)	J	$148,786	$147,315	$138,780	$1,471	1%	$10,006	7%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	–	–	–	–
Less: Average other intangibles (GAAP)		–	1	3	(1)	(100)	(3)	(100)
Add: Average deferred tax liabilities related to goodwill (GAAP)		531	523	481	8	2	50	10

Average tangible assets	K	$142,441	$140,961	$132,382	$1,480	1%	$10,059	8%

Return on average total tangible assets	D/K	0.91%	0.79%	0.68%	12 bps		23 bps
Return on average total tangible assets, underlying	E/K	0.85	0.79	0.68	6 bps		17 bps
Net income per average common share - basic and diluted, underlying:
Average common shares outstanding - basic (GAAP)	L	509,451,450	512,015,920	528,070,648	(2,564,470)	(1%)	(18,619,198)	(4%)
Average common shares outstanding - diluted (GAAP)	M	511,348,200	513,897,085	530,446,188	(2,548,885)	–	(19,097,988)	(4)
Net income available to common stockholders (GAAP)	F	$313	$282	$216	$31	11	$97	45
Net income per average common share - basic (GAAP)	F/L	0.61	0.55	0.41	0.06	11	0.20	49
Net income per average common share - diluted (GAAP)	F/M	0.61	0.55	0.41	0.06	11	0.20	49
Net income available to common stockholders, underlying	G	290	282	216	8	3	74	34
Net income per average common share - basic, underlying	G/L	0.57	0.55	0.41	0.02	4	0.16	39
Net income per average common share - diluted, underlying	G/M	0.57	0.55	0.41	0.02	4	0.16	39